Prospectus Supplement dated June 2, 2010
The purpose of this supplement is to provide you with changes to the current Prospectus for Class A, B, C, and Y shares, as applicable, of the Fund listed below:
Invesco Global Dividend Growth Securities Fund
The following information replaces in its entirety the information appearing under the heading “Fund Summary — Fees and Expenses of the Fund — Portfolio Turnover.” on Page 1 of the prospectus:
“Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The portfolio turnover rate of the Morgan Stanley Global Dividend Growth Securities, Inc. (the predecessor fund) for its most recent fiscal year was 95% of the average value of its portfolio.”